UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2020 (May 14, 2020)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania (Address of Principal Executive Offices)	15212 (Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board and Management Appointments

On May 14, 2020, the Board of Directors (the “Board”) of Westinghouse Air Brake Technologies Corporation (the “Company”) appointed Albert J. Neupaver to the position of Chairman of the Company’s Board, effective July 1, 2020.  Mr. Neupaver served as Executive Chairman for the past two years, and had previously served as Executive Chairman from May 2014 to May 2017.  Additionally, Mr. Neupaver served as Chairman of the Board of the Company from May 2017 to May 2018, and May 2013 to May 2014.  Reference is made to the press release filed as Exhibit 99.1 to this Form 8-K, which is incorporated by reference herein.

On May 15, 2020, Board members Philippe Alfroid and Emilio A. Fernandez retired from the Board, as previously disclosed on Form 8-K filed February 13, 2020. The information required by Item 5.02(b) is incorporated by reference herein from the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 3, 2020.

2011 Stock Incentive Plan

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 15, 2020, the Company’s stockholders approved an amendment and restatement of the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), including increasing the number of shares available for award and extending the 2011 Plan’s term.  The amended and restated 2011 Plan was approved by the Board on February 6, 2020, subject to stockholder approval at the Annual Meeting.

The purposes of the 2011 Plan are to encourage eligible employees of the Company and its subsidiaries to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a subsidiary, to reward such employees by providing an opportunity to acquire shares of the Company’s common stock on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries.  The Compensation Committee of the Board administers the 2011 Plan.  The eligible employees are those employees of the Company or any subsidiary as selected by the Compensation Committee.

Under the 2011 Plan, which has a ten-year term through May 15, 2030, the maximum number of shares available for grants or awards was an aggregate of 4,800,000 shares (after giving effect to the 2-for-1 stock split in the form of a stock dividend in June 2013, as well as an increase in shares approved by our stockholders at the 2017 Annual Meeting) plus any shares which remained available for grant under the Company’s 2000 Stock Incentive Plan as of the original date of adoption of the 2011 Plan (also after giving effect to the 2-for-1 stock split in the form of a stock dividend in June 2013).  The amendment and restatement of the 2011 Plan authorized the issuance of an additional 5,300,000 shares of the Company’s common stock under the 2011 Plan.

The 2011 Plan provides for the grant of (i) incentive stock options under Section 422 of the Internal Revenue Code, (ii) non-statutory stock options, (iii) stock appreciation rights, either granted in conjunction with stock options (i.e., tandem SARs) or not in conjunction with options (i.e., freestanding SARs), (iv) restricted share awards, (v) restricted stock units, (vi) performance units and (vii) other stock based awards.  Although the 2011 Plan permits the grant of incentive stock options, the Company has not typically granted incentive stock options under its prior equity incentive plans.

The foregoing description of the 2011 Plan is qualified in its entirety by the full text of the amended and restated 2011 Plan appearing as Annex A to the Company’s Proxy Statement for the Annual Meeting of Stockholders dated April 3, 2020, which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company on May 15, 2020, management proposals 1, 2, 3 and 4 were approved. The proposals below are described in detail in the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 3, 2020.

The final results are as follows:

1.	The election of two directors for a three-year term expiring in 2023:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Rafael Santana	140,939,202	3,172,170	13,268,870
Lee B. Foster, II	137,148,427	6,962,945	13,268,870

Continuing as directors, with terms expiring in 2021, are Erwan Faiveley, Linda S. Harty, Brian P. Hehir and Michael W.D. Howell.

Continuing as directors, with terms expiring in 2022, are Albert J. Neupaver, William A. Kassling and Ann R. Klee.

2.	The approval of an advisory (non-binding) resolution relating to 2019 named executive officers compensation:

For	Against	Abstained	Broker Non-Votes
113,875,257	28,449,045	1,787,070	13,268,870

3.	The approval of an amendment to the 2011 Stock Incentive Plan to increase the number of shares available for awards under the Plan:

For	Against	Abstained	Broker Non-Votes
135,553,289	6,870,867	1,687,216	13,268,870

4.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2019.

For	Against	Abstained	Broker Non-Votes
149,863,064	7,272,397	244,781	0

Reference is made to the press release filed as Exhibit 99.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibit.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated May 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General Counsel and
Secretary
Date: May 20, 2020